Exhibit 99.1

Investor Relations:	Peter MacEwen
Alexandra Lynn
(617) 747-3300 ir@amg.com

Media Relations:	Laura O’Brien
(617) 747-3300
pr@amg.com

AMG Reports Financial and Operating Results

for the Second Quarter and First Half of 2009

Company Reports Cash EPS of $1.00; EPS of $0.26

BOSTON, July 29, 2009 — Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter and six months ended June 30, 2009.

For the second quarter of 2009, Cash Earnings Per Share (“Cash EPS”) were $1.00, compared to $1.49 for the same period of 2008, while diluted earnings per share for the second quarter of 2009 were $0.26, compared to $0.82 for the same period of 2008.  For the second quarter of 2009, Cash Net Income was $42.4 million, compared to $62.1 million for the same period of 2008.  For the second quarter of 2009, Net Income was $11.0 million, compared to $34.6 million for the same period of 2008.  (Cash EPS and Cash Net Income are defined in the attached tables.)

For the second quarter of 2009, revenue was $201.2 million, compared to $309.0 million for the same period of 2008.   For the second quarter of 2009, EBITDA was $53.2 million, compared to $88.3 million for the same period of 2008.

For the six months ended June 30, 2009, Cash Net Income was $80.1 million, while EBITDA was $102.4 million.  For the same period, Net Income was $17.1 million, on revenue of $379.7 million.  For the six months ended June 30, 2008, Cash Net Income was $120.3 million, while EBITDA was $176.9 million.  For the same period, Net Income was $65.9 million, on revenue of $644.0 million.

Net client cash flows for the second quarter of 2009 were approximately $(1.6) billion.  Pro forma for its pending investment with Harding Loevner, AMG’s aggregate assets under management were approximately $178.7 billion at June 30, 2009.

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“AMG’s results reflect a strong quarter in the equity markets, and we remain confident in our forward growth prospects as the environment improves,” stated Sean M. Healey, President and Chief Executive Officer of AMG.  “Our Affiliates produced strong relative performance across a diverse range of investment styles.  Highlights for the quarter included value managers Tweedy, Browne and Third Avenue, which produced outstanding results in their highly regarded products, and emerging markets manager Genesis, which outperformed peers and benchmarks across its product set.  Among our alternative products, AQR posted excellent performance in its major strategies, and credit specialist BlueMountain continued to deliver strong returns for its clients.  Despite this strong performance, continued alternative outflows offset positive flows into our Affiliates’ traditional products.  Looking ahead, with our Affiliates’ long-term track records of outperformance, we are well-positioned to generate strong organic growth as investors increasingly reallocate to risk-oriented assets.”

Mr. Healey added, “In addition, we continue to make excellent progress in our new investments area.  We are pleased to announce today our agreement to complete our investment in Harding Loevner, a leading global growth equity manager.  More broadly, we continue to actively evaluate an array of new investment prospects, and given AMG’s proven partnership approach, we are uniquely positioned to execute our growth strategy through accretive investments in new Affiliates.  Our acquisition pipeline includes attractive investment opportunities involving the divestitures of asset management subsidiaries, and with improving market conditions, an increasing number of demographically-driven, succession-oriented transactions.  With approximately $375 million of available cash resources, as well as an undrawn credit facility of $770 million, we remain well-positioned to execute on our new investment opportunities.  Given our proven track record and significant financial capacity, we are confident in our ability to capitalize on this broad set of opportunities to deliver strong long-term returns for our shareholders.”

About Affiliated Managers Group

AMG is an asset management company with equity investments in a diverse group of boutique investment management firms. AMG’s strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG’s innovative transaction structure allows individual members of each Affiliate’s management team to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations. For more information, please visit the Company’s website at www.amg.com.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance of our Affiliates and their ability to effectively market their investment strategies, and other risks detailed from time to time in AMG’s filings with the Securities and Exchange Commission.  Reference is hereby made to the “Cautionary Statements” set forth in the Company’s Form 10-K for the year ended December 31, 2008.

AMG routinely posts information that may be significant for investors in the Investor Information section of its website, and encourages investors to consult that section regularly.  For additional information, please visit www.amg.com.

Financial Tables Follow

A teleconference will be held with AMG’s management at 11:00 a.m. Eastern time today.  Parties interested in listening to the teleconference should dial 1-877-941-8609 (domestic calls) or 1-480-629-9818 (international calls) starting at 10:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.  The teleconference will be available for replay approximately one hour after the conclusion of the call.  To access the replay, please dial 1-800-406-7325 (domestic calls) or 1-303-590-3030 (international calls) and enter the pass code, 4116595#. The live call and the replay of the session, and the additional financial information referenced during the teleconference, may also be accessed via the Web at www.amg.com.

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/08*	6/30/09

Revenue	$308,964	$201,246

Net Income (controlling interest)	$34,635	$10,979

Cash Net Income (A)	$62,088	$42,419

EBITDA (B)	$88,305	$53,155

Average shares outstanding - diluted	42,371,454	43,159,140

Earnings per share - diluted	$0.82	$0.26

Average shares outstanding - adjusted diluted (C)	41,577,019	42,286,500

Cash earnings per share (C)	$1.49	$1.00

	December 31, 2008*	June 30, 2009

Cash and cash equivalents	$396,431	$274,369

Senior debt	$233,514	$—

Senior convertible securities (D)	$445,535	$451,255

Junior convertible trust preferred securities (D)	$505,034	$506,169

Stockholders’ equity	$924,801	$1,105,253

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Affiliated Managers Group, Inc.

Financial Highlights

(dollars in thousands, except per share data)

	Six Months	Six Months
	Ended	Ended
	6/30/08*	6/30/09

Revenue	$643,998	$379,721

Net Income (controlling interest)	$65,858	$17,104

Cash Net Income (A)	$120,275	$80,125

EBITDA (B)	$176,876	$102,383

Average shares outstanding - diluted	41,597,282	42,082,991

Earnings per share - diluted	$1.63	$0.41

Average shares outstanding - adjusted diluted (C)	40,153,957	41,209,769

Cash earnings per share (C)	$3.00	$1.94

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(dollars in thousands, except per share data)

	Three Months	Three Months
	Ended	Ended
	6/30/08*	6/30/09

Net Income (controlling interest)	$34,635	$10,979
Convertible securities interest expense, net (E)	81	36
Net Income (controlling interest), as adjusted	$34,716	$11,015

Average shares outstanding - diluted	42,371,454	43,159,140

Earnings per share - diluted	$0.82	$0.26

	Six Months	Six Months
	Ended	Ended
	6/30/08*	6/30/09

Net Income (controlling interest)	$65,858	$17,104
Convertible securities interest expense, net (E)	2,075	72
Net Income (controlling interest), as adjusted	$67,933	$17,176

Average shares outstanding - diluted	41,597,282	42,082,991

Earnings per share - diluted	$1.63	$0.41

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

	Three Months	Three Months
	Ended	Ended
	6/30/08	6/30/09

Average shares outstanding - diluted	42,371,454	43,159,140
Assumed issuance of COBRA shares	—	—
Assumed issuance of LYONS shares	(1,454,332)	(873,803)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of COBRA shares	—	—
Dilutive impact of LYONS shares	659,897	1,163
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	41,577,019	42,286,500

	Six Months	Six Months
	Ended	Ended
	6/30/08	6/30/09

Average shares outstanding - diluted	41,597,282	42,082,991
Assumed issuance of COBRA shares	(1,398,081)	—
Assumed issuance of LYONS shares	(1,454,419)	(873,803)
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of COBRA shares	757,385	—
Dilutive impact of LYONS shares	651,790	581
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	40,153,957	41,209,769

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, March 31, 2009	$30,623	$98,379	$23,914	$152,916
Client cash inflows	1,927	7,965	1,296	11,188
Client cash outflows	(2,994)	(8,342)	(1,404)	(12,740)
Net client cash flows	(1,067)	(377)	(108)	(1,552)
Investment performance	5,636	16,054	2,891	24,581
Other (F)	—	(2,130)	(11)	(2,141)
Assets under management, June 30, 2009	$35,192	$111,926	$26,686	$173,804

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2008	$34,704	$109,450	$25,991	$170,145
Client cash inflows	3,402	15,190	2,616	21,208
Client cash outflows	(5,663)	(18,141)	(3,362)	(27,166)
Net client cash flows	(2,261)	(2,951)	(746)	(5,958)
Investment performance	2,749	10,146	1,511	14,406
Other (F)	—	(4,719)	(70)	(4,789)
Assets under management, June 30, 2009	$35,192	$111,926	$26,686	$173,804

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Affiliated Managers Group, Inc.

Operating Results

(in thousands)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/08*	of Total	6/30/09	of Total
Revenue
Mutual Fund	$125,980	41%	$72,360	36%
Institutional	147,409	48%	101,491	50%
High Net Worth	35,575	11%	27,395	14%
	$308,964	100%	$201,246	100%

EBITDA (B)
Mutual Fund	$30,079	34%	$14,391	27%
Institutional	47,317	54%	31,690	60%
High Net Worth	10,909	12%	7,074	13%
	$88,305	100%	$53,155	100%

	Six		Six
	Months		Months
	Ended	Percent	Ended	Percent
	6/30/08*	of Total	6/30/09	of Total
Revenue
Mutual Fund	$260,843	40%	$140,698	37%
Institutional	307,488	48%	183,729	48%
High Net Worth	75,667	12%	55,294	15%
	$643,998	100%	$379,721	100%

EBITDA (B)
Mutual Fund	$61,221	35%	$29,266	28%
Institutional	94,751	53%	59,127	58%
High Net Worth	20,904	12%	13,990	14%
	$176,876	100%	$102,383	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in thousands)

	Three Months	Three Months
	Ended	Ended
	6/30/08*	6/30/09

Net Income (controlling interest)	$34,635	$10,979
Intangible amortization	13,500	16,000
Intangible-related deferred taxes	9,040	9,544
APB 14-1 expense	375	2,053
Affiliate equity expense	2,858	1,889
Affiliate depreciation	1,680	1,954
Cash Net Income (A)	$62,088	$42,419

Cash flow from operations	$179,573	$72,214
Interest expense, net of non-cash items	15,705	13,928
Current tax provision	12,356	(1,126)
Income from equity method investments, net of distributions	1,821	5,428
Changes in assets and liabilities and other adjustments	(121,150)	(37,289)
EBITDA (B)	$88,305	$53,155
Holding company expenses	15,700	10,537
EBITDA Contribution	$104,005	$63,692

	Six Months	Six Months
	Ended	Ended
	6/30/08*	6/30/09

Net Income (controlling interest)	$65,858	$17,104
Intangible amortization	26,800	32,000
Intangible-related deferred taxes	18,061	19,115
APB 14-1 expense	1,457	4,110
Affiliate equity expense	4,873	3,895
Affiliate depreciation	3,226	3,901
Cash Net Income (A)	$120,275	$80,125

Cash flow from operations	$242,780	$87,905
Interest expense, net of non-cash items	35,796	28,650
Current tax provision	25,501	(9,171)
Income from equity method investments, net of distributions	(12,146)	809
Changes in assets and liabilities and other adjustments	(115,055)	(5,810)
EBITDA (B)	$176,876	$102,383
Holding company expenses	33,241	21,049
EBITDA Contribution	$210,117	$123,432

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008*	2009	2008*	2009

Revenue	$308,964	$201,246	$643,998	$379,721

Operating expenses:
Compensation and related expenses	140,822	103,373	291,902	187,533
Selling, general and administrative	48,178	32,157	101,028	64,664
Amortization of intangible assets	8,551	8,044	16,901	16,138
Depreciation and other amortization	2,902	3,243	5,676	6,482
Other operating expenses	5,050	4,736	10,463	10,486
	205,503	151,553	425,970	285,303
Operating income	103,461	49,693	218,028	94,418

Non-operating (income) and expenses:
Investment and other (income) loss	(426)	(7,191)	1,513	(6,950)
Income from equity method investments	(13,414)	(7,351)	(27,402)	(13,767)
Investment (income) loss from Affiliate investments in partnerships (G)	(5,404)	(14,947)	8,930	(11,152)
Interest expense	16,927	19,193	39,864	39,141
	(2,317)	(10,296)	22,905	7,272

Income before income taxes	105,778	59,989	195,123	87,146

Income taxes - current	12,356	(1,126)	25,501	(9,171)
Income taxes - intangible-related deferred	9,040	9,544	18,061	19,115
Income taxes - other deferred	(1,055)	(4,678)	(4,884)	(2,287)
Net income	85,437	56,249	156,445	79,489

Net income (non-controlling interests) (G)	(45,650)	(30,671)	(98,824)	(51,549)
Net (income) loss (non-controlling interests in partnerships) (G)	(5,152)	(14,599)	8,237	(10,836)

Net Income (controlling interest)	$34,635	$10,979	$65,858	$17,104

Average shares outstanding - basic	39,300,624	41,450,659	36,885,373	40,740,486
Average shares outstanding - diluted	42,371,454	43,159,140	41,597,282	42,082,991

Earnings per share - basic	$0.88	$0.26	$1.79	$0.42
Earnings per share - diluted	$0.82	$0.26	$1.63	$0.41

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in thousands)

	December 31,	June 30,
	2008*	2009
Assets
Current assets:
Cash and cash equivalents	$396,431	$274,369
Investment advisory fees receivable	131,099	113,899
Affiliate investments in partnerships (G)	68,789	78,560
Affiliate investments in marketable securities	10,399	13,789
Prepaid expenses and other current assets	23,968	27,591
Total current assets	630,686	508,208

Fixed assets, net	71,845	66,885
Equity investments in Affiliates	678,887	664,669
Acquired client relationships, net	491,408	476,571
Goodwill	1,243,583	1,255,793
Other assets	96,291	108,170
Total assets	$3,212,700	$3,080,296

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$183,794	$118,909
Payables to related party	26,187	2,907
Total current liabilities	209,981	121,816

Senior debt	233,514	—
Senior convertible securities (D)	445,535	451,255
Junior convertible trust preferred securities (D)	505,034	506,169
Deferred income taxes	319,491	338,047
Other long-term liabilities	30,414	26,133
Total liabilities	1,743,969	1,443,420

Redeemable non-controlling interests	297,733	307,066

Equity:
Common stock	458	458
Additional paid-in capital	817,713	762,292
Accumulated other comprehensive income	(4,081)	10,723
Retained earnings	813,664	830,768
	1,627,754	1,604,241
Less treasury stock, at cost	(702,953)	(498,988)
Total stockholders’ equity	924,801	1,105,253

Non-controlling interests (G)	180,732	149,252
Non-controlling interests in partnerships (G)	65,465	75,305

Total equity	1,170,998	1,329,810
Total liabilities and equity	$3,212,700	$3,080,296

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008*	2009	2008*	2009
Cash flow from operating activities:
Net income	$85,437	$56,249	$156,445	$79,489
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	8,551	8,044	16,901	16,138
Amortization of issuance costs	530	1,841	1,209	3,636
Depreciation and other amortization	2,902	3,243	5,676	6,482
Deferred income tax provision	7,985	4,866	13,177	16,828
Accretion of interest	692	3,424	2,859	6,855
Income from equity method investments, net of amortization	(13,414)	(7,351)	(27,402)	(13,767)
Distributions received from equity method investments	16,542	9,879	49,447	28,820
Tax benefit from exercise of stock options	1,606	1,459	2,279	1,459
Stock option expense	3,617	1,958	7,400	3,135
Affiliate equity expense	4,475	3,469	7,610	6,719
Other adjustments	(6,650)	(21,248)	6,280	(18,698)
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	30,874	(11,447)	58,924	17,895
(Increase) decrease in Affiliate investments in partnerships	(72)	(648)	(6,656)	331
(Increase) decrease in prepaids and other current assets	(1,616)	(9,470)	18,380	(9,213)
Decrease in other assets	7,357	1,085	9,111	2,915
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	30,757	26,861	(78,860)	(61,119)
Cash flow from operating activities	179,573	72,214	242,780	87,905
Cash flow used in investing activities:
Cost of new investments, net of cash acquired	(50,000)	(1,411)	(60,909)	(1,412)
Purchase of fixed assets	(2,592)	(663)	(5,140)	(1,215)
Purchase of investment securities	(9,001)	(2,911)	(23,444)	(11,746)
Sale of investment securities	9,451	—	15,001	5,720
Cash flow used in investing activities	(52,142)	(4,985)	(74,492)	(8,653)
Cash flow used in financing activities:
Borrowings of senior bank debt	124,000	—	301,000	—
Repayments of senior bank debt	(126,500)	—	(247,500)	(233,514)
Settlement of convertible securities	—	—	(208,730)	—
Issuance of common stock	19,026	11,622	232,803	11,622
Repurchase of common stock	(14,252)	—	(24,754)	—
Issuance costs	(1,002)	—	(1,941)	(921)
Excess tax benefit from exercise of stock options	6,921	1,086	9,807	1,086
Settlement of derivative contracts	8,154	—	8,154	—
Settlement of forward equity sale agreement	—	—	—	144,258
Note payments	946	(2,932)	1,824	(4,479)
Distributions to non-controlling interests	(59,118)	(25,506)	(185,086)	(87,125)
Repurchases of Affiliate equity	(54,243)	(16,421)	(86,681)	(32,806)
Subscriptions (redemptions) of Non-controlling interests in partnerships	4	508	3,656	(471)
Cash flow used in financing activities	(96,064)	(31,643)	(197,448)	(202,350)

Effect of foreign exchange rate changes on cash and cash equivalents	(358)	1,492	(557)	1,036
Net increase (decrease) in cash and cash equivalents	31,009	37,078	(29,717)	(122,062)
Cash and cash equivalents at beginning of period	162,228	237,291	222,954	396,431
Cash and cash equivalents at end of period	$193,237	$274,369	$193,237	$274,369

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Affiliated Managers Group, Inc.

Notes

*       In the first quarter of 2009, the Company adopted Statement of Financial Accounting Standards (“FAS”) No. 141 (revised 2007), “Business Combinations” (“FAS 141R”), FAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“FAS 160”), Emerging Issues Task Force Topic No. D-98 “Classification and Measurement of Redeemable Securities” (“Topic D-98”) and FASB Staff Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (including Partial Cash Settlement)” (“APB 14-1”), each of which is discussed in further detail in its Quarterly Report on Form 10-Q for the first quarter of 2009.  These accounting changes have been retrospectively applied to prior periods, and are reflected in the financial results presented herein.

(A)   Under our Cash Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization) and deferred taxes related to intangible assets and Affiliate depreciation and equity expenses, and exclude the effect of APB 14-1. This supplemental non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income.  The Company considers Cash Net Income an important measure of its financial performance, as management believes it best represents operating performance before non-cash expenses relating to the acquisition of interests in its affiliated investment management firms.  Cash Net Income is used by the Company’s management and Board of Directors as a principal performance benchmark.

The Company adds back amortization attributable to acquired client relationships because this expense does not correspond to the changes in value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) that it no longer amortizes but which continues to generate tax deductions is added back because the Company believes it is unlikely these accruals will be used to settle material tax obligations.  The Company adds back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders. The Company adds back the portion of consolidated depreciation expense incurred by Affiliates because under its Affiliate operating agreements, the Company is generally not required to replenish these depreciating assets.

In connection with the recent accounting changes described above, in the first quarter of 2009 the Company modified its Cash Net Income definition to add back Affiliate equity and APB 14-1 expenses (both net of tax).  In prior periods, Cash Net Income was defined as “Net Income plus amortization and deferred taxes related to intangible assets plus Affiliate depreciation.”  Under this definition, Cash Net Income reported for the three and six months ended June 30, 2008 was $59,515 and $116,160, respectively.

(B)   EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, the Company believes EBITDA is useful as an indicator of its ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by the Company, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

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(C)   Cash earnings per share represents Cash Net Income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with the Company’s convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  The Company believes the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and the Company is relieved of its debt obligation.  This method does not take into account any increase or decrease in the Company’s cost of capital in an assumed conversion.

(D)   In accordance with APB 14-1, the Company has bifurcated certain of its convertible debt securities into their debt and equity components on its balance sheet.  The senior convertible securities balance consists of zero coupon senior convertible notes, which were not required to be bifurcated, and senior convertible notes due 2038.  The principal amount at maturity of the senior convertible notes due 2038 was $460,000 at December 31, 2008 and June 30, 2009.  The principal amount at maturity of the junior convertible trust preferred securities was $730,820 at December 31, 2008 and June 30, 2009.

(E)   Convertible securities interest expense, net, includes the interest expense, net of tax, associated with the Company’s dilutive convertible securities (including the incremental interest expense attributable to APB 14-1 but excluding the interest expense associated with the Company’s mandatory convertible securities).

(F)   Other includes assets under management attributable to Affiliate product closings, the financial effect of which is not material to the Company’s ongoing results.

(G)   Income attributable to non-controlling interests on the Company’s income statement represents the profits allocated to Affiliate management owners and investors in certain Affiliate investments in partnerships that the Company is required to consolidate.  Non-controlling interests on the Company’s balance sheet represents the undistributed profits and capital owned by Affiliate management, who retain a conditional right to sell their interests to the Company. Non-controlling interests in partnerships on the Company’s balance sheet represent the net assets owned by investors in certain Affiliate investment partnerships, who retain the conditional right to redeem their interests to the investment partnership.